Let Strong Catholic Values Drive Your Investment Decisions

SUMMARY PROSPECTUS

May 1, 2022

LKCM Aquinas Catholic Equity Fund

(AQEIX)

Before you invest, you may want to review the LKCM Aquinas Catholic Equity Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 1, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, SAI, reports to shareholders, and other information about the Fund online at www.aquinasfunds.com/applications-documents. You can also get this information at no cost by calling 1-800-423-6369 or by sending an e-mail request to info@aquinasfunds.com.

Investment Objective:  The Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Fund does not impose any sales charges in connection with purchases and sales of Fund shares.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.10%
Other Expenses	0.40%

Total Annual Fund Operating Expenses	1.40%
Fee Waiver and/or Expense Reimbursement(1)	-0.40%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.00%

(1)

Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through May 1, 2023 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00% per annum (excluding any interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds (“Acquired Fund Fees and Expenses”), and extraordinary expenses). The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2023). Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$102	$404	$728	$1,645

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund primarily invests in companies the Adviser believes are likely to have above-average growth in revenues and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations. The Fund may invest in equity securities of small, mid and large capitalization companies, including dividend paying securities. From time to time, in pursuing its investment strategies, the Fund may hold a significant percentage of its investments in specific sectors of the economy, including the information technology sector.

The Fund seeks to invest in the equity securities of high quality companies, as determined by the Adviser, that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, and/or strong market share positions. These equity securities primarily consist of common stocks, American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”).

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (“Catholic Guidelines”). The Catholic Guidelines reflect the United States Conference of Catholic Bishops’ investment guidelines with respect to companies that engage in, participate in, or otherwise support activities related to, among other things, abortion, contraceptives, embryonic stem cells, human cloning, human rights, weapons production, and pornography. The Fund’s investment approach incorporates the Catholic Guidelines through a combination of screening portfolio companies based on criteria set forth in the Catholic Guidelines, dialogue with companies whose policies and practices conflict with the Catholic Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Catholic Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Catholic Guidelines, the Adviser may attempt to influence the company or sell the company’s securities or otherwise exclude future investments in such company.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and make comparisons with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Catholic Values Investing Risk – Since the Fund practices socially responsible investing within the framework provided by the Catholic Guidelines, this may limit the types and number of investment opportunities available to the Fund and may cause the Fund to make different investments than funds that have a similar investment style but do not invest within the investment framework provided by the Catholic Guidelines. The Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so, and may underperform funds that do not consider socially responsible investing within the framework provided by the Catholic Guidelines. The integration of these considerations may affect the Fund’s exposure to certain investments and may impact the Fund’s relative investment performance depending on the performance of those issuers.

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Cybersecurity Risk – Operational risks arising from, among other things, human or processing errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact with the Fund. Cybersecurity incidents may allow unauthorized parties to gain access to or misappropriate Fund assets, shareholder data, or confidential or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. In addition, authorized persons could inadvertently release Fund shareholder data or confidential or proprietary information stored on the Fund’s systems. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Portfolio companies in which the Fund invests are also exposed to various risks related to cybersecurity incidents, and the value of the Fund’s investments in such portfolio companies could be adversely impacted in the event any such cybersecurity incidents occur.

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Dividend Paying Securities Risk – Securities that pay higher dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high or any dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may fall.

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Equity Securities Risk – The Fund invests in equity securities and therefore is subject to market risks and significant fluctuations in value. Equity securities are generally subordinate to an issuer’s debt in the event of liquidation or bankruptcy. The Fund’s investments in equity securities primarily consist of ADRs, common stocks, and REITs.

ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, capital restrictions, less government regulation, less publicly available information, less liquidity, increased price volatility, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.

Common Stock – The value of an issuing company’s common stock may rise or fall as a result of factors affecting the issuing company, other companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

REITs – Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, risks related to general and local economic conditions, increases in property taxes and operating expenses, overbuilding, changes in interest rates, liabilities resulting from environmental problems, and the potential failure of a REIT to qualify for federal income-tax-free “pass-through” of net income and net realized gains that are distributed to shareholders and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses when investing in REITs.

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Foreign Securities Risk – Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: currency exchange rate fluctuations, political and financial instability, less liquidity and greater volatility of foreign investments, lack of uniform accounting, auditing and financing reporting standards, different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depositary or their agents goes bankrupt.

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Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending or the financial markets overall and result in lower values for securities held by the Fund. If Fund investments do not keep pace with inflation, the present value of Fund assets and the value of Fund distributions could decline.

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Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

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Large Cap Companies Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain or maintain high growth rates during periods of economic expansion.

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Market Risk – The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Geopolitical and other events, including war, such as the current war between Russia and Ukraine, tensions and other conflicts between nations, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets. Russia’s military invasion of Ukraine in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict, have had and continue to have severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. Other events that have led to recent market disruptions and turbulence include the pandemic spread of the novel coronavirus known as COVID-19 and its variants, the duration and full effects of which are still uncertain. In addition, policy changes by the U.S. Government, the U.S. Federal Reserve and/or foreign governments and political events within the U.S. and abroad may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Interest rates have been historically low in recent years in the U.S. and abroad, and central banks reduced interest rates further in an effort to combat the economic effects of the COVID-19 pandemic. However, the U.S. Federal Reserve recently began to reduce its interventions and increase interest rates as the economy improved and inflation accelerated. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

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Redemption Risk – The Fund may experience periods of significant redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Significant redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may require the Fund to realize net capital gains, which could require the Fund to make substantial capital gains distributions to shareholders.

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Sector Weighting Risk – The Fund may focus its investments in particular sectors of the economy. To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory, financial or geopolitical developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investments in particular sectors, the Fund may have increased exposure to price movements of securities in those sectors.

Information Technology Sector Risk – The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. The market prices of information technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

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Security Selection Risk – Securities selected by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry or sector, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage or credit deterioration, litigation or regulatory issues, or a decline in the value of the issuer’s business and assets.

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Small and Mid Cap Companies Risk – The Fund invests in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies. Small and mid capitalization companies may also have narrower commercial markets and more limited operating histories, product lines, and managerial and financial resources than larger, more established companies. Small and mid capitalization companies may be more sensitive to changes in interest rates, borrowing costs and earnings. As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In general, these risks are greater for small capitalization companies than for mid capitalization companies.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of an index reflecting a broad measure of market performance and an index of funds with similar investment objectives. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies. The bar chart and the tables below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.aquinasfunds.com or by calling the Fund toll-free at 1-800-423-6369.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
24.01%	2nd quarter, 2020
-19.79%	1st quarter, 2020

Average Annual Total Returns for Periods Ended December 31, 2021	1 Year	5 Years	10 Years
Return Before Taxes	25.34%	17.83%	13.97%
Return After Taxes on Distributions	22.01%	14.77%	11.72%
Return After Taxes on Distributions and Sale of Fund Shares	17.39%	13.64%	10.99%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
Lipper Large-Cap Core Funds Index (reflects no deduction for taxes)	26.04%	16.71%	15.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Paul W. Greenwell	Principal, Vice President and Portfolio Manager	Since Inception in 2005
Gary G. Walsh, CFA, CPA	Principal, Vice President and Portfolio Manager	Since 2016
Scot C. Hollmann, CFA, CIC	Principal, Vice President and Portfolio Manager	Since 2017

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-423-6369. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions normally will only occur on days the New York Stock Exchange is scheduled to be open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $500.

Tax Information:  The Fund’s distributions are taxable to you and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or other services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.